Exhibit 99.2

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

										YTD 2022 vs.
						3Q22 Increase/		Nine	Nine	YTD 2021
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	Increase/
	2021	2021	2022	2022	2022	2Q22	3Q21	2021	2022	(Decrease)
Total revenues, net of interest expense(1)(2)(3)	$17,447	$17,017	$19,186	$19,638	$18,508	(6%)	6%	$54,867	$57,332	4%
Total operating expenses(1)(3)(4)	11,777	13,532	13,165	12,393	12,749	3%	8%	34,661	38,307	11%
Net credit losses (NCLs)	961	866	872	850	887	4%	(8%)	4,029	2,609	(35%)
Credit reserve build / (release) for loans	(1,149)	(1,176)	(612)	534	441	(17%)	NM	(6,822)	363	NM
Provision / (release) for unfunded lending commitments	(13)	(193)	474	(159)	(71)	55%	NM	(595)	244	NM
Provisions for benefits and claims, HTM debt securities and other assets	9	38	21	49	108	NM	NM	75	178	NM
Provisions for credit losses and for benefits and claims	(192)	(465)	755	1,274	1,365	7%	NM	(3,313)	3,394	NM
Income from continuing operations before income taxes	5,862	3,950	5,266	5,971	4,394	(26%)	(25%)	23,519	15,631	(34%)
Income taxes(5)	1,193	771	941	1,182	879	(26%)	(26%)	4,680	3,002	(36%)
Income from continuing operations	4,669	3,179	4,325	4,789	3,515	(27%)	(25%)	18,839	12,629	(33%)
Income (loss) from discontinued operations, net of taxes(6)	(1)	-	(2)	(221)	(6)	97%	NM	7	(229)	NM
Net income before noncontrolling interests	4,668	3,179	4,323	4,568	3,509	(23%)	(25%)	18,846	12,400	(34%)
Net income (loss) attributable to noncontrolling interests	24	6	17	21	30	43%	25%	67	68	1%
Citigroup's net income	$4,644	$3,173	$4,306	$4,547	$3,479	(23%)	(25%)	$18,779	$12,332	(34%)

Diluted earnings per share:
Income from continuing operations	$2.15	$1.46	$2.02	$2.30	$1.63	(29%)	(24%)	$8.64	$5.95	(31%)
Citigroup's net income	$2.15	$1.46	$2.02	$2.19	$1.63	(26%)	(24%)	$8.65	$5.84	(32%)

Preferred dividends	$266	$229	$279	$238	$277	16%	4%	$811	$794	(2%)

Income allocated to unrestricted common shareholders - basic
Income from continuing operations	$4,353	$2,924	$4,004	$4,495	$3,180	(29%)	(27%)	$17,827	$11,677	(34%)
Citigroup's net income	$4,352	$2,924	$4,002	4,274	$3,174	(26%)	(27%)	$17,834	$11,449	(36%)

Income allocated to unrestricted common shareholders - diluted
Income from continuing operations	$4,361	$2,932	$4,012	$4,506	$3,191	(29%)	(27%)	$17,851	$11,707	(34%)
Citigroup's net income	$4,360	$2,932	$4,010	$4,285	$3,185	(26%)	(27%)	$17,857	$11,479	(36%)

Shares (in millions):
Average basic	2,009.3	1,984.3	1,971.7	1,941.5	1,936.8	-	(4%)	2,049.3	1,950.0	(5%)
Average diluted	2,026.2	2,001.6	1,988.2	1,958.1	1,955.1	-	(4%)	2,065.3	1,967.1	(5%)
Common shares outstanding, at period end	1,984.3	1,984.4	1,941.9	1,936.7	1,936.9	-	(2%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(7)(8)(9)	11.65%	12.25%	11.38%	11.90%	12.2%
Tier 1 Capital ratio(7)(8)(9)	13.15%	13.91%	12.98%	13.57%	13.9%
Total Capital ratio(7)(8)(9)	15.37%	16.04%	14.84%	15.16%	15.0%
Supplementary Leverage ratio (SLR)(7)(9)(10)	5.80%	5.73%	5.58%	5.63%	5.7%
Return on average assets	0.79%	0.53%	0.74%	0.77%	0.58%			1.08%	0.69%
Return on average common equity	9.5%	6.4%	9.0%	9.7%	7.1%			13.2%	8.6%
Average tangible common equity (TCE) (in billions of dollars)	$157.4	$157.0	$155.3	$154.4	$155.5	1%	(1%)	$156.0	$155.4	-
Return on average tangible common equity (RoTCE)	11.0%	7.4%	10.5%	11.2%	8.2%			15.4%	9.9%
Efficiency ratio (total operating expenses/total revenues, net)	67.5%	79.5%	68.6%	63.1%	68.9%	580 bps	140 bps	63.2%	66.8%	360 bps

Balance sheet data (in billions of dollars, except per share amounts):
Total assets	$2,361.9	$2,291.4	$2,394.1	$2,380.9	$2,381.1	-	1%
Total average assets	2,346.0	2,386.2	2,374.0	2,380.1	2,399.4	1%	2%	2,334.9	2,384.5	2%
Total loans	664.8	667.8	659.7	657.3	646.0	(2%)	(3%)
Total deposits	1,347.5	1,317.2	1,333.7	1,321.8	1,306.5	(1%)	(3%)
Citigroup's stockholders' equity	200.9	202.0	197.7	199.0	198.6	-	(1%)
Book value per share	92.16	92.21	92.03	92.95	92.71	-	1%
Tangible book value per share	79.07	79.16	79.03	80.25	80.34	-	2%

Direct staff (in thousands)	220	223	228	231	238	3%	8%

(1)

During the fourth quarter of 2021, Citi reclassified deposit insurance expenses from Interest expense to Other operating expenses for all periods presented. For additional information, see Note 1 to the Consolidated Financial Statements in Citi's 2021 Annual Report on Form 10-K.

(2)	3Q21 includes an approximate $680 million loss on sale (an approximate $580 million after-tax), related to Citi's agreement to sell its Australia consumer banking business.
(3)	3Q22 includes an approximate $616 million gain on sale recorded on Other revenue (approximately $290 million, after various taxes), related to Citi's sale of the Philippines consumer banking business.
(4)

4Q21 includes approximately $1.052 billion in expenses (approximately $792 million after-tax), primarily related to charges incurred from the voluntary early retirement plan (VERP) in connection with the wind-down of Citi's consumer banking business in Korea.

(5)	2021 includes an approximate $600 million benefit from a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(6)

2Q22 discontinued operations reflects the release of a currency translation adjustment (CTA) loss (net of hedges) recorded in Accumulated Other Comprehensive Income (AOCI) related to the substantial liquidation of a legal entity (with a non-U.S. dollar functional currency), that had previously divested a legacy business.

(7)	3Q22 is preliminary.
(8)

For all periods presented, Citi's reportable CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach framework, whereas Citi's reportable Total Capital ratios were derived under the Basel III Advanced Approaches framework. These reportable ratios reflect the more binding ratios under both the Standardized Approach and the Advanced Approaches under the Collins Amendment. For the composition of Citi's CET1 Capital and ratio, see page 18.

(9)

Citi's regulatory capital ratios reflect certain deferrals based on the modified regulatory capital transition provision related to the Current Expected Credit Losses (CECL) standard. For additional information, see "Capital Resources" in Citi's 2021 Annual Report on Form 10-K.

(10)	For the composition of Citi's SLR, see page 18.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

	3Q	4Q	1Q	2Q	3Q	3Q22 Increase/ (Decrease) from		Nine Months	Nine Months	YTD 2022 vs. YTD 2021 Increase/
	2021	2021	2022	2022	2022	2Q22	3Q21	2021	2022	(Decrease)

Revenues
Interest revenue	$12,650	$12,828	$13,151	$15,630	$19,919	27%	57%	$37,647	$48,700	29%
Interest expense(1)	1,959	2,009	2,280	3,666	7,356	NM	NM	5,972	13,302	NM
Net interest income (NII)	10,691	10,819	10,871	11,964	12,563	5%	18%	31,675	35,398	12%

Commissions and fees	3,399	3,229	2,568	2,452	2,139	(13%)	(37%)	10,443	7,159	(31%)
Principal transactions	2,233	1,704	4,590	4,525	2,625	(42%)	18%	8,450	11,740	39%
Administrative and other fiduciary fees	1,007	953	966	1,023	915	(11%)	(9%)	2,990	2,904	(3%)
Realized gains (losses) on investments	117	10	80	(58)	52	NM	(56%)	655	74	(89%)
Impairment losses on investments and other assets	(30)	(94)	(90)	(96)	(91)	5%	NM	(112)	(277)	NM
Provision for credit losses on AFS debt securities(2)	(1)	(2)	-	2	5	NM	NM	(1)	7	NM
Other revenue (loss)	31	398	201	(174)	300	NM	NM	767	327	(57%)
Total non-interest revenues (NIR)	6,756	6,198	8,315	7,674	5,945	(23%)	(12%)	23,192	21,934	(5%)
Total revenues, net of interest expense	17,447	17,017	19,186	19,638	18,508	(6%)	6%	54,867	57,332	4%

Provisions for credit losses and for benefits and claims
Net credit losses	961	866	872	850	887	4%	(8%)	4,029	2,609	(35%)
Credit reserve build / (release) for loans	(1,149)	(1,176)	(612)	534	441	(17%)	NM	(6,822)	363	NM
Provision for credit losses on loans	(188)	(310)	260	1,384	1,328	(4%)	NM	(2,793)	2,972	NM
Provision for credit losses on held-to-maturity (HTM) debt securities	(10)	14	(2)	20	10	(50%)	NM	(17)	28	NM
Provision for credit losses on other assets	(3)	(3)	(4)	7	73	NM	NM	3	76	NM
Policyholder benefits and claims	22	27	27	22	25	14%	14%	89	74	(17%)
Provision for credit losses on unfunded lending commitments	(13)	(193)	474	(159)	(71)	55%	NM	(595)	244	NM
Total provisions for credit losses and for benefits and claims(3)	(192)	(465)	755	1,274	1,365	7%	NM	(3,313)	3,394	NM

Operating expenses
Compensation and benefits	6,058	7,093	6,820	6,472	6,745	4%	11%	18,041	20,037	11%
Premises and equipment	560	620	543	619	557	(10%)	(1%)	1,694	1,719	1%
Technology / communication	1,997	2,084	2,016	2,068	2,145	4%	7%	5,744	6,229	8%
Advertising and marketing	402	478	311	414	407	(2%)	1%	1,012	1,132	12%
Other operating(1)	2,760	3,257	3,475	2,820	2,895	3%	5%	8,170	9,190	12%
Total operating expenses	11,777	13,532	13,165	12,393	12,749	3%	8%	34,661	38,307	11%

Income from continuing operations before income taxes	5,862	3,950	5,266	5,971	4,394	(26%)	(25%)	23,519	15,631	(34%)
Provision for income taxes (4)	1,193	771	941	1,182	879	(26%)	(26%)	4,680	3,002	(36%)

Income (loss) from continuing operations	4,669	3,179	4,325	4,789	3,515	(27%)	(25%)	18,839	12,629	(33%)
Discontinued operations(5)
Income (loss) from discontinued operations	(1)	-	(2)	(262)	(6)	98%	NM	7	(270)	NM
Provision (benefit) for income taxes	-	-	-	(41)	-	100%	-	-	(41)	NM
Income (loss) from discontinued operations, net of taxes	(1)	-	(2)	(221)	(6)	97%	NM	7	(229)	NM

Net income before noncontrolling interests	4,668	3,179	4,323	4,568	3,509	(23%)	(25%)	18,846	12,400	(34%)
Net income (loss) attributable to noncontrolling interests	24	6	17	21	30	43%	25%	67	68	1%
Citigroup's net income	$4,644	$3,173	$4,306	$4,547	$3,479	(23%)	(25%)	$18,779	$12,332	(34%)

(1)	See footnote 1 on page 1.
(2)	This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS securities to be included in revenue.
(3)	This total excludes the provision for credit losses on AFS securities, which is disclosed separately above.
(4)	See footnote 5 on page 1.
(5)	See footnote 6 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						3Q22 Increase/
	September 30,	December 31,	March 31,	June 30,	September 30,	(Decrease) from
	2021	2021	2022	2022	2022(1)	2Q22	3Q21
Assets
Cash and due from banks (including segregated cash and other deposits)	$28,906	$27,515	$27,768	$24,902	$26,502	6%	(8%)
Deposits with banks, net of allowance	294,902	234,518	244,319	259,128	273,105	5%	(7%)
Securities borrowed and purchased under agreements to resell, net of allowance	337,696	327,288	345,410	361,334	349,214	(3%)	3%
Brokerage receivables, net of allowance	59,487	54,340	89,218	80,486	79,696	(1%)	34%
Trading account assets	342,914	331,945	357,997	340,875	358,260	5%	4%
Investments
Available-for-sale debt securities, net of allowance	295,573	288,522	264,774	238,499	232,143	(3%)	(21%)
Held-to-maturity debt securities, net of allowance	198,056	216,963	242,547	267,592	267,864	-	35%
Equity securities	7,220	7,337	7,281	7,787	8,009	3%	11%
Total investments	500,849	512,822	514,602	513,878	508,016	(1%)	1%
Loans, net of unearned income
Consumer(2)	369,292	376,534	350,328	355,605	357,583	1%	(3%)
Corporate(3)	295,472	291,233	309,341	301,728	288,377	(4%)	(2%)
Loans, net of unearned income	664,764	667,767	659,669	657,333	645,960	(2%)	(3%)
Allowance for credit losses on loans (ACLL)	(17,715)	(16,455)	(15,393)	(15,952)	(16,309)	(2%)	8%
Total loans, net	647,049	651,312	644,276	641,381	629,651	(2%)	(3%)
Goodwill	21,573	21,299	19,865	19,597	19,326	(1%)	(10%)
Intangible assets (including MSRs)	4,553	4,495	4,522	4,526	4,485	(1%)	(1%)
Other assets, net of allowance	123,947	125,879	146,128	134,797	132,809	(1%)	7%
Total assets	$2,361,876	$2,291,413	$2,394,105	$2,380,904	$2,381,064	-	1%

Liabilities
Non-interest-bearing deposits in U.S. offices	$145,103	$158,552	$153,666	$147,214	$135,514	(8%)	(7%)
Interest-bearing deposits in U.S. offices	567,902	543,283	557,327	565,785	570,920	1%	1%
Total U.S. deposits	713,005	701,835	710,993	712,999	706,434	(1%)	(1%)
Non-interest-bearing deposits in offices outside the U.S.	94,016	97,270	98,579	100,266	98,904	(1%)	5%
Interest-bearing deposits in offices outside the U.S.	540,507	518,125	524,139	508,583	501,148	(1%)	(7%)
Total international deposits	634,523	615,395	622,718	608,849	600,052	(1%)	(5%)

Total deposits	1,347,528	1,317,230	1,333,711	1,321,848	1,306,486	(1%)	(3%)
Securities loaned and sold under agreements to resell	209,184	191,285	204,494	198,472	203,429	2%	(3%)
Brokerage payables	60,501	61,430	91,324	96,474	87,841	(9%)	45%
Trading account liabilities	179,286	161,529	188,059	180,453	196,479	9%	10%
Short-term borrowings	29,683	27,973	30,144	40,054	47,368	18%	60%
Long-term debt	258,274	254,374	253,954	257,425	253,068	(2%)	(2%)
Other liabilities(4)	75,810	74,920	94,066	86,552	87,276	1%	15%
Total liabilities	$2,160,266	$2,088,741	$2,195,752	$2,181,278	$2,181,947	-	1%

Equity
Stockholders' equity
Preferred stock	$17,995	$18,995	$18,995	$18,995	$18,995	-	6%
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	107,922	108,003	108,050	108,210	108,347	-	-
Retained earnings	183,024	184,948	187,962	191,261	193,462	1%	6%
Treasury stock, at cost	(71,246)	(71,240)	(73,744)	(73,988)	(73,977)	-	(4%)
Accumulated other comprehensive income (loss) (AOCI)(5)	(36,851)	(38,765)	(43,585)	(45,495)	(48,298)	(6%)	(31%)
Total common equity	$182,880	$182,977	$178,714	$180,019	$179,565	-	(2%)

Total Citigroup stockholders' equity	$200,875	$201,972	$197,709	$199,014	$198,560	-	(1%)
Noncontrolling interests	735	700	644	612	557	(9%)	(24%)
Total equity	201,610	202,672	198,353	199,626	199,117	-	(1%)
Total liabilities and equity	$2,361,876	$2,291,413	$2,394,105	$2,380,904	$2,381,064	-	1%

(1)	Preliminary.
(2)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business & Middle-Market Banking (Mexico SBMM) loans).
(3)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico SBMM.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 15.
(5)	As discussed in footnote 2 on page 1, Citi's third quarter of 2021 results include an approximate $680 million loss on sale (an approximate $580 million after-tax), related to Citi’s agreement to sell its Australia consumer banking business. The loss primarily reflects the impact of an approximate $625 million ($475 million (after-tax)) currency translation adjustment (CTA) loss (net of hedges) at September 30, 2021, December 31, 2021 and March 31, 2022, already reflected in the Accumulated Other Comprehensive Income (AOCI) component of equity. The sale closed during the second quarter of 2022, and the CTA balance was removed from the AOCI component of equity as of the end of the second quarter of 2022, resulting in a neutral impact from CTA to Citi’s Common Equity Tier 1 Capital.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT AND REPORTING UNIT DETAILS

(In millions of dollars)

						3Q22 Increase/				Nine	Nine	YTD 2022 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from				Months	Months	YTD 2021 Increase/
	2021	2021	2022	2022	2022	2Q22		3Q21		2021	2022	(Decrease)
Net revenues
Institutional Clients Group	$9,991	$8,908	$11,160	$11,419	$9,468	(17%)		(5%)		$30,928	$32,047	4%
Personal Banking and Wealth Management	5,852	5,785	5,905	6,029	6,187	3%		6%		17,542	18,121	3%
Legacy Franchises	1,536	2,193	1,931	1,935	2,554	32%		66%		6,058	6,420	6%
Corporate/Other	68	131	190	255	299	17%		NM		339	744	NM

Total net revenues	$17,447	$17,017	$19,186	$19,638	$18,508	(6%)		6%		$54,867	$57,332	4%

Income from continuing operations
Institutional Clients Group	$3,115	$2,330	$2,658	$3,978	$2,186	(45%)		(30%)		$11,978	$8,822	(26%)
Personal Banking and Wealth Management	1,896	1,613	1,860	553	792	43%		(58%)		6,121	3,205	(48%)
Legacy Franchises	(201)	(620)	(385)	(15)	316	NM		NM		611	(84)	NM
Corporate/Other	(141)	(144)	192	273	221	(19%)		NM		129	686	NM

Income from continuing operations	$4,669	$3,179	$4,325	$4,789	$3,515	(27%)		(25%)		$18,839	$12,629	(33%)

Discontinued operations	(1)	-	(2)	(221)	(6)	97%		NM		7	(229)	NM
Net income attributable to noncontrolling interests	24	6	17	21	30	43%		25%		67	68	1%

Net income	$4,644	$3,173	$4,306	$4,547	$3,479	(23%)		(25%)		$18,779	$12,332	(34%)

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

						3Q22 Increase/		Nine	Nine	YTD 2022 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2021 Increase/
	2021	2021	2022	2022	2022	2Q22	3Q21	2021	2022	(Decrease)
Commissions and fees	$1,055	$1,064	$1,130	$1,125	$1,082	(4%)	3%	3,236	3,337	3%
Administration and other fiduciary fees	676	662	672	732	651	(11%)	(4%)	2,031	2,055	1%
Investment banking fees(1)	1,685	1,669	1,039	990	816	(18%)	(52%)	5,040	2,845	(44%)
Principal transactions	2,229	1,654	4,442	4,358	2,776	(36%)	25%	8,109	11,576	43%
Other	608	91	93	(306)	(427)	(40%)	NM	1,281	(640)	NM
Total non-interest revenue	6,253	5,140	7,376	6,899	4,898	(29%)	(22%)	19,697	19,173	(3%)
Net interest income (including dividends)	3,738	3,768	3,784	4,520	4,570	1%	22%	11,231	12,874	15%
Total revenues, net of interest expense	9,991	8,908	11,160	11,419	9,468	(17%)	(5%)	30,928	32,047	4%
Total operating expenses	5,963	6,225	6,723	6,434	6,541	2%	10%	17,724	19,698	11%
Net credit losses on loans	31	82	30	18	-	(100%)	(100%)	274	48	(82%)
Credit reserve build / (release) for loans	14	(192)	596	(76)	75	NM	NM	(1,901)	595	NM
Provision for credit losses on unfunded lending commitments	(13)	(181)	352	(169)	(59)	65%	NM	(572)	124	NM
Provisions for credit losses for HTM debt securities and other assets	(8)	10	(7)	25	70	NM	NM	(10)	88	NM
Provision for credit losses	24	(281)	971	(202)	86	NM	NM	(2,209)	855	NM
Income from continuing operations before taxes	4,004	2,964	3,466	5,187	2,841	(45%)	(29%)	15,413	11,494	(25%)
Income taxes	889	634	808	1,209	655	(46%)	(26%)	3,435	2,672	(22%)
Income from continuing operations	3,115	2,330	2,658	3,978	2,186	(45%)	(30%)	11,978	8,822	(26%)
Noncontrolling interests	24	10	18	17	24	41%	-	73	59	(19%)
Net income	$3,091	$2,320	$2,640	$3,961	$2,162	(45%)	(30%)	$11,905	$8,763	(26%)
EOP assets (in billions)	$1,670	$1,613	$1,704	$1,700	$1,706	-	2%
Average assets (in billions)	1,660	1,698	1,685	1,698	1,729	2%	4%	1,659	1,704	3%
Efficiency ratio	60%	70%	60%	56%	69%	1,300 bps	900 bps	57%	61%	400 bps

Revenue by reporting unit
Services	$3,141	$3,258	$3,448	$4,023	$4,177	4%	33%	$9,281	$11,648	26%
Markets	4,387	3,343	5,826	5,320	4,068	(24%)	(7%)	14,575	15,214	4%
Banking	2,463	2,307	1,886	2,076	1,223	(41%)	(50%)	7,072	5,185	(27%)
Total revenues, net of interest expense	$9,991	$8,908	$11,160	$11,419	$9,468	(17%)	(5%)	$30,928	$32,047	4%

Revenue by region
North America	$3,727	$3,278	$3,722	$4,410	$3,091	(30%)	(17%)	$11,481	$11,223	(2%)
EMEA	2,981	2,705	4,030	3,566	3,099	(13%)	4%	9,710	10,695	10%
Latin America	1,129	1,113	1,141	1,266	1,202	(5%)	6%	3,164	3,609	14%
Asia	2,154	1,812	2,267	2,177	2,076	(5%)	(4%)	6,573	6,520	(1%)
Total revenues, net of interest expense	$9,991	$8,908	$11,160	$11,419	$9,468	(17%)	(5%)	$30,928	$32,047	4%

Income (loss) from continuing operations by region
North America	$718	$768	$589	$1,501	$97	(94%)	(86%)	$4,321	$2,187	(49%)
EMEA	990	672	928	1,172	1,003	(14%)	1%	3,531	3,103	(12%)
Latin America	580	473	359	544	426	(22%)	(27%)	1,587	1,329	(16%)
Asia	827	417	782	761	660	(13%)	(20%)	2,539	2,203	(13%)
Income (loss) from continuing operations	$3,115	$2,330	$2,658	$3,978	$2,186	(45%)	(30%)	$11,978	$8,822	(26%)

Average loans by reporting unit (in billions)
Services	$76	$77	$81	$85	$82	(4%)	8%	$73	$82	12%
Banking	196	195	194	199	197	(1%)	1%	197	197	-
Markets	17	17	14	13	12	(8%)	(29%)	16	13	(19%)
Total	$289	$289	$289	$297	$291	(2%)	1%	$286	$292	2%

Average deposits by reporting unit and selected component (in billions)
Treasury and trade solutions (TTS)	$668	$684	$664	$665	$664	-	(1%)	$658	$664	1%
Securities services	135	140	135	137	131	(4%)	(3%)	133	134	1%
Services	803	824	799	802	795	(1%)	(1%)	791	798	1%
Markets	28	28	27	28	22	(21%)	(21%)	28	26	(7%)
Total	$831	$852	$826	$830	$817	(2%)	(2%)	$819	$824	1%

Services Key Drivers (in billions of dollars, except as otherwise noted)
AUC/AUA (in trillions of dollars)	$22.6	$23.7	$23.0	$21.2	$20.9	(1%)	(8%)
Cross border transaction value	$69.0	$78.2	$75.6	$79.3	$75.6	(5%)	10%	$201.3	$230.5	15%
U.S.-dollar clearing volume (in millions)	37.0	37.8	36.1	36.7	37.6	2%	2%	108.4	110.4	2%
Commercial card spend volume	$10.5	$11.4	$11.4	$15.0	$15.6	4%	49%	$27.2	$42.0	54%

(1)	Investment banking fees are substantially composed of underwriting and advisory revenues.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

REPORTING UNIT REVENUES

(In millions of dollars, except as otherwise noted)

						3Q22 Increase/		Nine	Nine	YTD 2022 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2021 Increase/
Services	2021	2021	2022	2022	2022	2Q22	3Q21	2021	2022	(Decrease)
Net interest income	$1,613	$1,682	$1,907	$2,327	$2,619	13%	62%	$4,870	$6,853	41%
Non-interest revenue	1,528	1,576	1,541	1,696	1,558	(8%)	2%	4,411	4,795	9%
Total Services revenues	$3,141	$3,258	$3,448	$4,023	$4,177	4%	33%	$9,281	$11,648	26%

Net interest income	$1,389	$1,444	$1,659	$2,026	$2,232	10%	61%	$4,221	$5,917	40%
Non-interest revenue	908	960	931	1,003	977	(3%)	8%	2,549	2,911	14%
Treasury and trade solutions	$2,297	$2,404	$2,590	$3,029	$3,209	6%	40%	$6,770	$8,828	30%

Net interest income	$224	$238	$248	$301	$387	29%	73%	$649	$936	44%
Non-interest revenue	620	616	610	693	581	(16%)	(6%)	1,862	1,884	1%
Securities services	$844	$854	$858	$994	$968	(3%)	15%	$2,511	$2,820	12%

Markets
Net interest income	$1,265	$1,250	$1,109	$1,383	$1,228	(11%)	(3%)	$3,953	$3,720	(6%)
Non-interest revenue	3,122	2,093	4,717	3,937	2,840	(28%)	(9%)	10,622	11,494	8%
Total Markets revenues	$4,387	$3,343	$5,826	$5,320	$4,068	(24%)	(7%)	$14,575	$15,214	4%

Fixed income markets	$3,040	$2,425	$4,299	$4,084	$3,062	(25%)	1%	$10,497	$11,445	9%
Equity markets	1,347	918	1,527	1,236	1,006	(19%)	(25%)	4,078	3,769	(8%)
Total	$4,387	$3,343	$5,826	$5,320	$4,068	(24%)	(7%)	$14,575	$15,214	4%

Rates and currencies	$2,112	$1,721	$3,231	$3,277	$2,492	(24%)	18%	$7,114	$9,000	27%
Spread products / other fixed income	928	704	1,068	807	570	(29%)	(39%)	3,383	2,445	(28%)
Total fixed income markets revenues	$3,040	$2,425	$4,299	$4,084	$3,062	(25%)	1%	$10,497	$11,445	9%

Banking
Net interest income	$860	$836	$768	$810	$723	(11%)	(16%)	$2,408	$2,301	(4%)
Non-interest revenue	1,603	1,471	1,118	1,266	500	(61%)	(69%)	4,664	2,884	(38%)
Total Banking revenues, including gain/(loss) on loan hedges	$2,463	$2,307	$1,886	$2,076	$1,223	(41%)	(50%)	$7,072	$5,185	(27%)

Investment banking
Advisory	$539	$571	$347	$357	$392	10%	(27%)	$1,225	$1,096	(11%)
Equity underwriting	468	462	185	177	100	(44%)	(79%)	1,787	462	(74%)
Debt underwriting	770	520	496	271	139	(49%)	(82%)	2,066	906	(56%)
Total investment banking	1,777	1,553	1,028	805	631	(22%)	(64%)	5,078	2,464	(51%)
Corporate lending - excluding gain/(loss) on loan hedges(1)	732	733	689	777	648	(17%)	(11%)	2,155	2,114	(2%)
Total Banking revenues (ex-gain/(loss) on loan hedges)(1)	$2,509	$2,286	$1,717	$1,582	$1,279	(19%)	(49%)	$7,233	$4,578	(37%)
Gain/(loss) on loan hedges(1)	(46)	21	169	494	(56)	NM	(22%)	(161)	607	NM
Total Banking revenues including gain/(loss) on loan hedges(1)	$2,463	$2,307	$1,886	$2,076	$1,223	(41%)	(50%)	$7,072	$5,185	(27%)

Total ICG revenues, net of interest expense	$9,991	$8,908	$11,160	$11,419	$9,468	(17%)	(5%)	$30,928	$32,047	4%
Taxable-equivalent adjustments(2)	105	159	100	116	115	(1%)	10%	400	331	(17%)

Total ICG revenues - including taxable-equivalent adjustments(2)	$10,096	$9,067	$11,260	$11,535	$9,583	(17%)	(5%)	$31,328	$32,378	3%

(1)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

(In millions of dollars, except as otherwise noted)

						3Q22 Increase/		Nine	Nine	YTD 2022 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2021 Increase/
	2021	2021	2022	2022	2022	2Q22	3Q21	2021	2022	(Decrease)
Net interest income	$5,174	$5,322	$5,385	$5,569	$5,836	5%	13%	$15,324	$16,790	10%
Non-interest revenue	678	463	520	460	351	(24%)	(48%)	2,218	1,331	(40%)
Total revenues, net of interest expense	5,852	5,785	5,905	6,029	6,187	3%	6%	17,542	18,121	3%
Total operating expenses	3,624	4,017	3,889	3,985	4,077	2%	13%	10,593	11,951	13%
Net credit losses on loans	641	568	691	699	723	3%	13%	2,493	2,113	(15%)
Credit reserve build / (release) for loans	(836)	(866)	(1,062)	638	360	(44%)	NM	(3,418)	(64)	98%
Provision for credit losses on unfunded lending commitments	(7)	(3)	(2)	13	19	46%	NM	(13)	30	NM
Provisions for benefits and claims, and other assets	1	5	(3)	5	7	40%	NM	10	9	(10%)
Provisions for credit losses and for benefits and claims (PBC)	(201)	(296)	(376)	1,355	1,109	(18%)	NM	(928)	2,088	NM
Income (loss) from continuing operations before taxes	2,429	2,064	2,392	689	1,001	45%	(59%)	7,877	4,082	(48%)
Income taxes (benefits)	533	451	532	136	209	54%	(61%)	1,756	877	(50%)
Income (loss) from continuing operations	1,896	1,613	1,860	553	792	43%	(58%)	6,121	3,205	(48%)
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$1,896	$1,613	$1,860	$553	$792	43%	(58%)	$6,121	$3,205	(48%)
EOP assets (in billions)	$477	$464	$476	$479	$479	-	-
Average assets (in billions)	474	476	474	474	473	-	-	463	474	2%
Efficiency ratio	62%	69%	66%	66%	66%	0 bps	400 bps	60%	66%	600 bps

Revenue by reporting unit and component
Branded cards	$2,045	$2,073	$2,090	$2,168	$2,258	4%	10%	$6,117	$6,516	7%
Retail services	1,277	1,290	1,299	1,300	1,431	10%	12%	3,792	4,030	6%
Retail banking	629	624	595	656	642	(2%)	2%	1,882	1,893	1%
U.S. Personal Banking	3,951	3,987	3,984	4,124	4,331	5%	10%	11,791	12,439	5%
Private bank	722	688	779	745	649	(13%)	(10%)	2,255	2,173	(4%)
Wealth at Work	172	177	183	170	182	7%	6%	514	535	4%
Citigold	1,007	933	959	990	1,025	4%	2%	2,982	2,974	-
Global Wealth Management	1,901	1,798	1,921	1,905	1,856	(3%)	(2%)	5,751	5,682	(1%)
Total	$5,852	$5,785	$5,905	$6,029	$6,187	3%	6%	$17,542	$18,121	3%

Average loans by reporting unit (in billions)
U.S. Personal Banking	$158	$162	$161	$167	$174	4%	10%	$158	$167	6%
Global Wealth Management	151	150	151	150	151	1%	-	147	151	3%
Total	$309	$312	$312	$317	$325	3%	5%	$305	$318	4%

Average deposits by reporting unit (in billions)
U.S. Personal Banking	$114	$114	$118	$116	$115	(1%)	1%	$111	$117	5%
Global Wealth Management	310	323	329	319	313	(2%)	1%	299	320	7%
Total	$424	$437	$447	$435	$428	(2%)	1%	$410	$437	7%

NM Not meaningful.

Reclassified to conform to the current period's presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

Metrics

						3Q22 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2021	2021	2022	2022	2022	2Q22	3Q21
U.S. Personal Banking Key Indicators (in billions of dollars, except as otherwise noted)

New account acquisitions (in thousands)
Branded cards	995	1,069	991	1,069	1,090	2%	10%
Retail services	2,526	3,126	2,178	2,634	2,339	(11%)	(7%)
Credit card spend volume
Branded cards	$106.0	$115.2	$106.8	$121.8	$120.7	(1%)	14%
Retail services	22.7	27.1	21.4	26.1	24.5	(6%)	8%
Average loans(1)
Branded cards	$81.9	$84.5	$84.0	$87.9	$91.8	4%	12%
Retail services	42.4	43.8	44.2	44.8	46.1	3%	9%
EOP loans(1)
Branded cards	$82.8	$87.9	$85.9	$91.6	$93.7	2%	13%
Retail services	42.7	46.0	44.1	45.8	46.7	2%	9%
NII as a % of average loans(2)
Branded cards	9.00%	8.93%	9.16%	8.86%	8.98%
Retail services	16.54%	16.55%	16.93%	17.32%	17.45%
NCLs as a % of average loans
Branded cards	1.73%	1.33%	1.46%	1.50%	1.50%
Retail services	2.23%	2.10%	2.31%	2.60%	2.71%
Loans 90+ days past due as a % of EOP loans
Branded cards	0.44%	0.44%	0.47%	0.46%	0.51%
Retail services	0.99%	1.05%	1.15%	1.16%	1.35%
Loans 30-89 days past due as a % of EOP loans
Branded cards	0.45%	0.46%	0.49%	0.47%	0.59%
Retail services	1.10%	1.17%	1.27%	1.27%	1.53%

Average deposits	$114	$114	$118	$116	$115	(1%)	1%
Branches (actual)	658	658	658	658	653	(1%)	(1%)
Mortgage originations	$3.4	$3.4	$3.1	$4.1	$4.2	2%	24%

Global Wealth Management Key Indicators (in billions of dollars)
Client assets	$789	$814	$788	$730	$708	(3%)	(10%)
Average loans	151	150	151	150	151	1%	-
Average deposits	310	323	329	319	313	(2%)	1%
U.S. mortgage originations	3.8	3.5	3.7	5.3	4.4	(17%)	16%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Net interest income includes certain fees that are recorded as interest revenue.

Reclassified to conform to the current period's presentation.

LEGACY FRANCHISES(1)

(In millions of dollars, except as otherwise noted)

						3Q22 Increase/		Nine	Nine	YTD 2022 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2021 Increase/
	2021	2021	2022	2022	2022	2Q22	3Q21	2021	2022	(Decrease)
Net interest income	$1,532	$1,534	$1,508	$1,474	$1,385	(6%)	(10%)	$4,716	$4,367	(7%)
Non-interest revenue(2)(3)	4	659	423	461	1,169	NM	NM	1,342	2,053	53%
Total revenues, net of interest expense	1,536	2,193	1,931	1,935	2,554	32%	66%	6,058	6,420	6%
Total operating expenses(3)(4)	1,748	2,971	2,293	1,814	1,845	2%	6%	5,288	5,952	13%
Net credit losses on loans	289	216	151	133	164	23%	(43%)	1,262	448	(65%)
Credit reserve build / (release) for loans	(327)	(118)	(146)	(28)	6	NM	NM	(1,503)	(168)	89%
Provision for credit losses on unfunded lending commitments	7	(9)	124	(3)	(31)	NM	NM	(10)	90	NM
Provisions for benefits and claims, HTM debt securities and other assets	17	23	31	19	28	47%	65%	77	78	1%
Provisions for credit losses and for benefits and claims (PBC)	(14)	112	160	121	167	38%	NM	(174)	448	NM
Income from continuing operations before taxes	(198)	(890)	(522)	-	542	NM	NM	944	20	(98%)
Income taxes (benefits)	3	(270)	(137)	15	226	NM	NM	333	104	(69%)
Income (loss) from continuing operations	(201)	(620)	(385)	(15)	316	NM	NM	611	(84)	NM
Noncontrolling interests	(1)	(4)	(2)	2	-	(100%)	100%	(6)	-	100%
Net income (loss)	$(200)	$(616)	$(383)	$(17)	$316	NM	NM	$617	$(84)	NM
EOP assets (in billions)	$124	$125	$122	$108	$100	(7%)	(19%)
Average assets (in billions)	126	123	124	115	103	(10%)	(18%)	128	114	(11%)
Efficiency ratio	114%	135%	119%	94%	72%	(2,200) bps	(4,200) bps	87%	93%	600 bps

Revenue by reporting unit and component
Asia Consumer	$330	$948	$787	$880	$1,372	56%	NM	$2,457	$3,039	24%
Mexico Consumer/SBMM	1,162	1,168	1,139	1,184	1,173	(1%)	1%	3,483	3,496	-
Legacy Holdings Assets	44	77	5	(129)	9	NM	(80%)	118	(115)	NM
Total	$1,536	$2,193	$1,931	$1,935	$2,554	32%	66%	$6,058	$6,420	6%

Asia Consumer - Key Indicators (in billions of dollars)
EOP loans	$42.9	$41.1	$19.5	$17.3	$13.4	(23%)	(69%)
EOP deposits	46.6	43.3	17.5	17.2	14.6	(15%)	(69%)
Average loans	46.4	42.3	23.1	18.2	15.2	(16%)	(67%)	$51.8	$18.8	(64%)
NCLs as a % of average loans	1.10%	0.96%	0.79%	0.77%	1.02%			1.31%	0.85%
Loans 90+ days past due as a % of EOP loans	0.60%	0.51%	0.28%	0.29%	0.35%
Loans 30-89 days past due as a % of EOP loans	0.80%	0.69%	0.32%	0.40%	0.47%

Mexico Consumer/SBMM - Key Indicators (in billions of dollars)
EOP loans	$19.4	$20.0	$20.7	$20.6	$20.7	-	7%
EOP deposits	31.4	32.7	33.9	35.5	35.8	1%	14%
Average loans	19.6	19.4	19.6	20.5	20.4	-	4%	$20.1	$20.2	0%
NCLs as a % of average loans	3.70%	2.72%	2.55%	2.15%	2.64%			5.43%	2.44%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.52%	1.38%	1.32%	1.29%	1.26%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.46%	1.30%	1.30%	1.18%	1.23%

Legacy Holdings Assets - Key Indicators (in billions of dollars)
EOP loans	$4.2	$3.9	$3.7	$3.2	$3.2	-	(24%)

(1)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia and EMEA that Citi intends to exit (Asia Consumer), the consumer, small business & middle-market banking (Mexico SBMM) operations in Mexico (collectively Mexico Consumer/SBMM); and Legacy Holdings Assets (primarily North America consumer mortgage loans and other legacy assets).

(2)	See footnote 2 on page 1.
(3)	See footnote 3 on page 1.
(4)	See footnote 4 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CORPORATE / OTHER(1)

(In millions of dollars, except as otherwise noted)

						3Q22 Increase/		Nine	Nine	YTD 2022 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2021 Increase/
	2021	2021	2022	2022	2022	2Q22	3Q21	2021	2022	(Decrease)
Net interest income	$247	$195	$194	$401	$772	93%	NM	$404	$1,367	NM
Non-interest revenue	(179)	(64)	(4)	(146)	(473)	NM	NM	(65)	(623)	NM
Total revenues, net of interest expense	68	131	190	255	299	17%	NM	339	744	NM
Total operating expenses	442	319	260	160	286	79%	(35%)	1,056	706	(33%)
Provisions for HTM debt securities and other assets	(1)	-	-	-	3	NM	NM	(2)	3	NM
Income (loss) from continuing operations before taxes	(373)	(188)	(70)	95	10	(89%)	NM	(715)	35	NM
Income taxes (benefits)	(232)	(44)	(262)	(178)	(211)	(19%)	9%	(844)	(651)	23%
Income (loss) from continuing operations	(141)	(144)	192	273	221	(19%)	NM	129	686	NM
Income (loss) from discontinued operations, net of taxes(2)	(1)	-	(2)	(221)	(6)	97%	NM	7	(229)	NM
Noncontrolling interests	1	-	1	2	6	NM	NM	-	9	NM
Net income (loss)	$(143)	$(144)	$189	$50	$209	NM	NM	$136	$448	NM
EOP assets (in billions)	$91	$89	$92	$94	$96	2%	5%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury Investment activities and discontinued operations.

(2)	See footnote 6 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
In millions of dollars, except as otherwise noted	3Q21	2Q22	3Q22(5)	3Q21	2Q22	3Q22(5)	3Q21		2Q22		3Q22(5)
Assets
Deposits with banks	$294,160	$227,377	$256,444	$147	$658	$1,218	0.20%		1.16%		1.88%
Securities borrowed and purchased under resale agreements(6)	323,183	349,520	361,719	264	805	2,176	0.32%		0.92%		2.39%
Trading account assets(7)	288,642	275,937	272,996	1,285	1,662	1,991	1.77%		2.42%		2.89%
Investments	498,112	519,582	513,414	1,907	2,387	3,010	1.52%		1.84%		2.33%

Consumer loans	373,216	352,531	356,347	6,567	6,601	7,380	6.98%		7.51%		8.22%
Corporate loans	295,271	304,956	298,371	2,330	2,917	3,430	3.13%		3.84%		4.56%
Total loans (net of unearned income)(8)	668,487	657,487	654,718	8,897	9,518	10,810	5.28%		5.81%		6.55%
Other interest-earning assets	71,193	121,629	110,619	196	644	760	1.09%		2.12%		2.73%
Total average interest-earning assets	$2,143,777	$2,151,532	$2,169,910	$12,696	$15,674	$19,965	2.35%		2.92%		3.65%

Liabilities
Deposits(9)	1,097,790	1,068,002	1,075,359	730	1,420	3,270	0.26%		0.53%		1.21%
Securities loaned and sold under repurchase agreements(6)	228,947	208,399	207,190	287	655	1,251	0.50%		1.26%		2.40%
Trading account liabilities(7)	108,703	124,810	128,525	106	137	472	0.39%		0.44%		1.46%
Short-term borrowings and other interest-bearing liabilities	92,716	154,239	154,322	8	268	745	0.03%		0.70%		1.92%
Long-term debt(10)	185,784	168,724	169,329	828	1,186	1,618	1.77%		2.82%		3.79%
Total average interest-bearing liabilities	$1,713,940	$1,724,174	$1,734,725	$1,959	$3,666	$7,356	0.45%		0.85%		1.68%

Net interest income as a % of average interest-earning assets (NIM)(9)				$10,737	$12,008	$12,609	1.99%		2.24%		2.31%

3Q22 increase (decrease) from:							32	bps	7	bps

(1)	Interest revenue and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $46 million for 3Q21, $44 million for 2Q22 and $46 million for 3Q22.
(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	3Q22 is preliminary.
(6)	Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).
(7)	Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.
(8)	Nonperforming loans are included in the average loan balances.
(9)	See footnote 1 on page 1.
(10)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						3Q22 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2021	2021	2022	2022	2022	2Q22	3Q21

Corporate loans - by region
North America	$127.7	$126.7	$129.2	$129.9	$125.9	(3%)	(1%)
EMEA	77.4	75.7	81.2	76.8	71.6	(7%)	(7%)
Latin America	31.6	32.2	35.9	36.2	35.4	(2%)	12%
Asia	58.8	56.6	63.0	58.8	55.5	(6%)	(6%)
Total corporate loans	$295.5	$291.2	$309.3	$301.7	$288.4	(4%)	(2%)

Corporate loans - by reporting unit
Services	$79.8	$75.2	$86.7	$86.1	$80.8	(6%)	1%
Markets	17.5	15.1	14.6	12.6	11.7	(7%)	(33%)
Banking	191.8	194.2	200.9	195.9	188.9	(4%)	(2%)
Legacy Franchises - Mexico SBMM	6.4	6.7	7.1	7.1	7.0	(1%)	9%
Total corporate loans	$295.5	$291.2	$309.3	$301.7	$288.4	(4%)	(2%)

Personal Banking and Wealth Management
Branded cards	$82.8	$87.9	$85.9	$91.6	$93.7	2%	13%
Retail services	42.7	46.0	44.1	45.8	46.7	2%	9%
Retail banking	33.4	33.0	33.3	35.4	35.8	1%	7%
U.S. Personal Banking	$158.9	$166.9	$163.3	$172.8	$176.2	2%	11%
Global Wealth Management	150.3	151.3	150.2	148.8	151.1	2%	1%
Total	$309.2	$318.2	$313.5	$321.6	$327.3	2%	6%

Legacy Franchises - Consumer
Asia Consumer(3)	$42.9	$41.1	$19.5	$17.3	$13.4	(23%)	(69%)
Mexico Consumer	13.0	13.3	13.6	13.5	13.7	1%	5%
Legacy Holdings Assets	4.2	3.9	3.7	3.2	3.2	-	(24%)
Total	$60.1	$58.3	$36.8	$34.0	$30.3	(11%)	(50%)

Total consumer loans	$369.3	$376.5	$350.3	$355.6	$357.6	1%	(3%)

Total loans	$664.8	$667.8	$659.7	$657.3	$646.0	(2%)	(3%)

(1)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico SBMM.
(2)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business & Middle-Market Banking (Mexico SBMM) loans).
(3)	Asia Consumer includes loans of certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

DEPOSITS

(In billions of dollars)

						3Q22 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2021	2021	2022	2022	2022	2Q22	3Q21
ICG by region
North America	$408.0	$382.8	$390.5	$404.3	$391.0	(3%)	(4%)
EMEA	200.3	193.1	208.6	210.7	197.7	(6%)	(1%)
Latin America	38.8	37.7	38.9	37.7	35.5	(6%)	(9%)
Asia	185.5	175.8	187.5	176.0	172.7	(2%)	(7%)
Total	$832.6	$789.4	$825.5	$828.7	$796.9	(4%)	(4%)

ICG by reporting unit
Treasury and trade solutions	$667.8	$627.9	$657.5	$663.5	$647.1	(2%)	(3%)
Securities services	136.7	133.8	138.7	136.3	127.8	(6%)	(7%)
Services	$804.5	$761.7	$796.2	$799.8	$774.9	(3%)	(4%)
Markets	26.7	26.4	27.8	27.7	20.5	(26%)	(23%)
Banking	1.4	1.3	1.5	1.2	1.5	25%	7%
Total	$832.6	$789.4	$825.5	$828.7	$796.9	(4%)	(4%)

Personal Banking and Wealth Management
U.S. Personal Banking	$113.5	$116.8	$119.5	$115.7	$115.2	-	1%
Global Wealth Management	316.5	329.2	332.1	311.9	312.1	-	(1%)
Total	$430.0	$446.0	$451.6	$427.6	$427.3	-	(1%)

Legacy Franchises
Asia Consumer(1)	$46.6	$43.3	$17.5	$17.2	$14.6	(15%)	(69%)
Mexico Consumer/SBMM	31.4	32.7	33.9	35.5	35.8	1%	14%
Legacy Holdings Assets	-	-	-	-	-	-	-
Total	$78.0	$76.0	$51.4	$52.7	$50.4	(4%)	(35%)

Corporate/Other	6.9	5.8	5.2	12.8	31.9	NM	NM

Total deposits - EOP	$1,347.5	$1,317.2	$1,333.7	$1,321.8	$1,306.5	(1%)	(3%)

Total deposits - average	$1,343.0	$1,370.3	$1,334.3	$1,322.5	$1,315.9	-	(2%)

(1)	Asia Consumer includes deposits of certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except for ratios)

															ACLL/EOP
	Balance		Builds / (releases)				FY 2021	Balance	Builds / (releases)				YTD 2022	Balance	Loans
	12/31/20	1Q21	2Q21	3Q21	4Q21	FY 2021	FX/Other	12/31/21	1Q22	2Q22	3Q22	YTD 2022	FX/Other	9/30/22	9/30/22
Allowance for credit losses on loans (ACLL)
ICG	$4,356	$(1,103)	$(812)	$14	$(192)	$(2,093)	$(22)	$2,241	$596	$(76)	$75	$595	$(31)	$2,805
Legacy Franchises corporate (Mexico SBMM)	420	(124)	(51)	(61)	(1)	(237)	(9)	174	5	(3)	(34)	(32)	1	143
Total corporate ACLL	$4,776	$(1,227)	$(863)	$(47)	$(193)	$(2,330)	$(31)	$2,415	$601	$(79)	$41	$563	$(30)	$2,948	1.04%
U.S. Cards	$14,665	$(1,301)	$(840)	$(763)	$(921)	$(3,825)	$-	$10,840	$(1,009)	$447	$303	$(259)	$(2)	$10,579	7.53%
Retail banking and Global Wealth Management	1,643	(241)	(200)	(73)	55	(459)	(3)	1,181	(53)	191	57	195	(7)	1,369
Total PBWM	$16,308	$(1,542)	$(1,040)	$(836)	$(866)	$(4,284)	$(3)	$12,021	$(1,062)	$638	$360	$(64)	$(9)	$11,948
Legacy Franchises - consumer	3,872	(458)	(543)	(266)	(117)	(1,384)	(469)	2,019	(151)	(25)	40	(136)	(470)	1,413
Total consumer ACLL	$20,180	$(2,000)	$(1,583)	$(1,102)	$(983)	$(5,668)	$(472)	$14,040	$(1,213)	$613	$400	$(200)	$(479)	$13,361	3.74%
Total ACLL	$24,956	$(3,227)	$(2,446)	$(1,149)	$(1,176)	$(7,998)	$(503)	$16,455	$(612)	$534	$441	$363	$(509)	$16,309	2.54%
Allowance for credit losses on unfunded lending commitments (ACLUC)	2,655	(626)	44	(13)	(193)	(788)	4	1,871	474	(159)	(71)	244	(26)	2,089
Total ACLL and ACLUC (EOP)	27,611							18,326						18,398
Other(1)	146	1	1	(13)	11	-	2	148	(6)	27	83	104	4	256
Total allowance for credit losses (ACL)	$27,757	$(3,852)	$(2,401)	$(1,175)	$(1,358)	$(8,786)	$(497)	$18,474	$(144)	$402	$453	$711	$(531)	$18,654

(1)	Includes ACL on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

(In millions of dollars)

						3Q22 Increase/		Nine	Nine	YTD 2022 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2021 Increase/
	2021	2021	2022	2022	2022	2Q22	3Q21	2021	2022	(Decrease)

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$19,238	$17,715	$16,455	$15,393	$15,952	4%	(17%)	$24,956	$16,455
Gross credit (losses) on loans	(1,389)	(1,279)	(1,240)	(1,212)	(1,237)	(2%)	11%	(5,441)	(3,689)	32%
Gross recoveries on loans	428	413	368	362	350	(3%)	(18%)	1,412	1,080	(24%)
Net credit (losses) / recoveries on loans (NCLs)	(961)	(866)	(872)	(850)	(887)	4%	(8%)	(4,029)	(2,609)	(35%)
Replenishment of NCLs	961	866	872	850	887	4%	(8%)	4,029	2,609	(35%)
Net reserve builds / (releases) for loans	(1,149)	(1,176)	(612)	534	441	(17%)	NM	(6,822)	363	NM
Provision for credit losses on loans (PCLL)	(188)	(310)	260	1,384	1,328	(4%)	NM	(2,793)	2,972	NM
Other, net(1)(2)(3)(4)(5)(6)	(374)	(84)	(450)	25	(84)	NM	78%	(419)	(509)
ACLL at end of period (a)	$17,715	$16,455	$15,393	$15,952	$16,309	2%	(8%)	$17,715	$16,309

Allowance for credit losses on unfunded lending commitments (ACLUC)(7) (a)	$2,063	$1,871	$2,343	$2,193	$2,089	(5%)	1%	$2,063	$2,089

Provision (release) for credit losses on unfunded lending commitments	$(13)	$(193)	$474	$(159)	$(71)	55%	NM	$(595)	$244

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$19,778	$18,326	$17,736	$18,145	$18,398	1%	(7%)	$19,778	$18,398

Total ACLL as a percentage of total loans(8)	2.69%	2.49%	2.35%	2.44%	2.54%

Consumer
ACLL at beginning of period	$16,566	$15,105	$14,040	$12,368	$12,983	5%	(22%)	$20,180	$14,040
NCLs	(922)	(781)	(841)	(827)	(881)	7%	(4%)	(3,728)	(2,549)	(32%)
Replenishment of NCLs	922	781	841	827	881	7%	(4%)	3,728	2,549	(32%)
Net reserve builds / (releases) for loans	(1,102)	(983)	(1,213)	613	400	(35%)	NM	(4,685)	(200)	96%
Provision for credit losses on loans (PCLL)	(180)	(202)	(372)	1,440	1,281	(11%)	NM	(957)	2,349	NM
Other, net(1)(2)(3)(4)(5)(6)	(359)	(82)	(459)	2	(22)	NM	94%	(390)	(479)	(23%)
ACLL at end of period (b)	$15,105	$14,040	$12,368	$12,983	$13,361	3%	(12%)	$15,105	$13,361

Consumer ACLUC(7) (b)	$35	$29	$139	$165	$143	(13%)	NM	$35	$143

Provision (release) for credit losses on unfunded lending commitments	$(9)	$(5)	$109	$19	$(8)	NM	11%	$(23)	$120

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$15,140	$14,069	$12,507	$13,148	$13,504	3%	(11%)	$15,140	$13,504

Consumer ACLL as a percentage of total consumer loans	4.09%	3.73%	3.53%	3.65%	3.74%

Corporate
ACLL at beginning of period	$2,672	$2,610	$2,415	$3,025	$2,969	(2%)	11%	$4,776	$2,415
NCLs	(39)	(85)	(31)	(23)	(6)	(74%)	(85%)	(301)	(60)	(80%)
Replenishment of NCLs	39	85	31	23	6	(74%)	(85%)	301	60	(80%)
Net reserve builds / (releases) for loans	(47)	(193)	601	(79)	41	NM	NM	(2,137)	563	NM
Provision for credit losses on loans (PCLL)	(8)	(108)	632	(56)	47	NM	NM	(1,836)	623	NM
Other, net(1)	(15)	(2)	9	23	(62)	NM	NM	(29)	(30)
ACLL at end of period (c)	$2,610	$2,415	$3,025	$2,969	$2,948	(1%)	13%	$2,610	$2,948

Corporate ACLUC(7) (c)	$2,028	$1,842	$2,204	$2,028	$1,946	(4%)	(4%)	$2,028	$1,946

Provision (release) for credit losses on unfunded lending commitments	$(4)	$(188)	$365	$(178)	$(63)	65%	NM	$(572)	$124

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,638	$4,257	$5,229	$4,997	$4,894	(2%)	6%	$4,638	$4,894

Corporate ACLL as a percentage of total corporate loans(8)	0.91%	0.85%	1.00%	1.00%	1.04%

Footnotes to this table are on the following page (page 16).

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

The following footnotes relate to the table on the preceding page (page 15):

(1)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.
(2)	3Q21 includes an approximate $280 million reclass related to the announced sale of Citi's consumer banking operations in Australia. The ACLL was reclassified to Other assets during 3Q21. 3Q21 consumer also includes a decrease of approximately $80 million related to FX translation.
(3)	4Q21 includes an approximate $90 million reclass related to the announced sale of Citi's consumer banking operations in the Philippines. The ACLL was reclassified to Other assets during 4Q21. 4Q21 consumer also includes a decrease of approximately $6 million related to FX translation.
(4)	1Q22 includes an approximate $350 million reclass related to the announced sales of Citi's consumer banking businesses in Thailand, India, Malaysia, Taiwan, Indonesia, Bahrain, and Vietnam. The ACLL was reclassified to Other assets during 1Q22. 1Q22 consumer also includes a decrease of approximately $100 million related to FX translation.
(5)	2Q22 primarily relates to FX translation.
(6)	3Q22 primarily relates to FX translation.
(7)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(8)	September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022 exclude $7.2 billion, $6.1 billion, $5.7 billion, $4.5 billion, and $3.9 billion respectively, of loans that are carried at fair value.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						3Q22 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2021	2021	2022	2022	2022	2Q22	3Q21
Corporate non-accrual loans by region (1)
North America	$923	$510	$462	$304	$276	(9%)	(70%)
EMEA	407	367	688	712	598	(16%)	47%
Latin America	679	568	631	563	555	(1%)	(18%)
Asia	110	108	85	76	56	(26%)	(49%)
Total	$2,119	$1,553	$1,866	$1,655	$1,485	(10%)	(30%)

Corporate non-accrual loans (1)
Banking	$1,739	$1,239	$1,323	$1,015	$1,085	7%	(38%)
Services	74	70	297	353	185	(48%)	NM
Markets	13	12	13	11	-	(100%)	(100%)
Mexico SBMM	293	232	233	276	215	(22%)	(27%)
Total	$2,119	$1,553	$1,866	$1,655	$1,485	(10%)	(30%)

Consumer non-accrual loans (1)
U.S. Personal Banking and Global Wealth Management	$637	$680	$586	$536	$585	9%	(8%)
Asia Consumer(2)	259	209	38	34	30	(12%)	(88%)
Mexico Consumer	549	524	512	493	486	(1%)	(11%)
Legacy Holdings Assets - Consumer	425	413	381	317	300	(5%)	(29%)
Total	$1,870	$1,826	$1,517	$1,380	$1,401	2%	(25%)

Total non-accrual loans (NAL)	$3,989	$3,379	$3,383	$3,035	$2,886	(5%)	(28%)

Other real estate owned (OREO)(3)	$21	$27	$26	$13	$16	23%	(24%)

NAL as a percentage of total loans	0.60%	0.51%	0.51%	0.46%	0.45%

ACLL as a percentage of NAL	444%	487%	455%	526%	565%

(1)	Corporate loans are placed on non-accrual status based upon a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer Loans and Corporate Loans on the Consolidated Balance Sheet.
(2)	Asia Consumer includes balances for certain EMEA countries for all periods presented.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM   Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	September 30,	December 31,	March 31,	June 30,	September 30,
Common Equity Tier 1 Capital Ratio and Components (1)	2021(2)	2021(2)	2022(2)	2022	2022(3)
Citigroup common stockholders' equity (4)	$183,005	$183,108	$178,845	$180,150	$179,696
Add: qualifying noncontrolling interests	136	143	126	129	113
Regulatory capital adjustments and deductions:
Add:
CECL transition provision (5)	3,389	3,028	2,271	2,271	2,271
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	663	101	(1,440)	(2,106)	(2,869)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	(1,317)	(896)	27	2,145	3,211
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(6)	20,689	20,619	20,120	19,504	18,796
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,899	3,800	3,698	3,599	3,492
Defined benefit pension plan net assets; other	2,068	2,080	2,230	2,038	1,931
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	10,897	11,270	11,701	11,679	11,690
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(8)	-	-	1,157	798	1,261
Common Equity Tier 1 Capital (CET1)	$149,631	$149,305	$143,749	$144,893	$144,568
Risk-Weighted Assets (RWA)(5)	$1,284,316	$1,219,175	$1,263,298	$1,217,459	$1,189,800
Common Equity Tier 1 Capital ratio (CET1/RWA)	11.65%	12.25%	11.38%	11.90%	12.2%

Supplementary Leverage Ratio and Components
Common Equity Tier 1 Capital (CET1)(5)	$149,631	$149,305	$143,749	$144,893	$144,568
Additional Tier 1 Capital (AT1)(7)	19,271	20,263	20,266	20,266	20,265
Total Tier 1 Capital (T1C) (CET1 + AT1)	$168,902	$169,568	$164,015	$165,159	$164,833
Total Leverage Exposure (TLE)(5)	$2,911,050	$2,957,764	$2,939,533	$2,935,289	$2,888,592
Supplementary Leverage ratio (T1C/TLE)	5.80%	5.73%	5.58%	5.63%	5.7%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders' equity	$182,880	$182,977	$178,714	$180,019	$179,565
Less:
Goodwill	21,573	21,299	19,865	19,597	19,326
Intangible assets (other than MSRs)	4,144	4,091	4,002	3,926	3,838
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	257	510	1,384	1,081	794
Tangible common equity (TCE)	$156,906	$157,077	$153,463	$155,415	$155,607
Common shares outstanding (CSO)	1,984.3	1,984.4	1,941.9	1,936.7	1,936.9
Book value per share (common equity/CSO)	$92.16	$92.21	$92.03	$92.95	$92.71
Tangible book value per share (TCE/CSO)	$79.07	$79.16	$79.03	$80.25	$80.34

(1)	See footnote 8 on page 1.
(2)	See footnote 5 on page 3.
(3)	3Q22 is preliminary.
(4)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(5)	See footnote 9 on page 1.
(6)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(8)	Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. As of March 31, 2022, June 30, 2022 and September 30, 2022, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

Reclassified to conform to the current period's presentation.